LOAN SALE AND ASSIGNMENT AGREEMENT

This Loan Sale and Assignment Agreement (the "Agreement"), dated to be effective as of the 10TH day of April, 2025 (the "Effective Date"), by and between Gulf Island Fabrication, Inc., a Louisiana corporation (the "Purchaser"), and Alliance 2000, Ltd., a Texas limited partnership ("Seller", and together with the Purchaser, each a "Party").

RECITALS

WHEREAS, (i) ENGlobal Corporation, a Nevada corporation ("Borrower"), (ii) ENGlobal U.S., Inc., a Texas corporation ("ENGlobal US"), (iii) ENGlobal Government Services, Inc., a Texas corporation ("ENGlobal Government Services"), and (iv) ENGlobal Technologies, LLC, a Texas limited liability company ("ENGlobal Technologies" and, together with ENGlobal US and ENGlobal Government Services, each, a "Guarantor", and collectively, the "Guarantors"; and the Guarantors collectively with Borrower, each a "Loan Party" and together, the "Loan Parties") are party to that certain Amended and Restated Credit Agreement dated April 24, 2024 by and among the Loan Parties and Seller, as lender, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated November 11, 2024 (the "Credit Agreement").

WHEREAS, the collateral securing the Credit Agreement and the Loan Parties' obligations thereunder and under the other Loan Documents (as defined herein) includes all assets of the Loan Parties as granted in favor of Seller pursuant to that certain Security Agreement entered into by the Loan Parties and Seller dated June 15, 2023 and evidenced by those certain uniform commercial code financing statements filed on June 15, 2023 in Texas and Nevada and attached as Exhibit "A" (the "UCC-1 Filings").

WHEREAS, the Guarantors guaranteed the obligations of the Loan Parties under the Loan Documents pursuant to that certain Continuing Guaranty dated June 15, 2023 (the "Guaranty").

WHEREAS, the Loan Parties are in default under the terms of the Credit Agreement and the Security Agreement.

WHEREAS, on March 5, 2025, the Loan Parties commenced Chapter 11 Case No. 25-25-90083 by filing a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. § 101 et seq., with the United States Bankruptcy Court for the Southern District of Texas, Houston Division.

WHEREAS, the Purchaser wishes to purchase and the Seller wishes to sell the Seller's rights to the Credit Agreement, Security Agreement, the Guaranty, and any documents or instruments entered into or delivered in connection therewith (collectively, the "Loan Documents").

IT IS THEREFORE AGREED:

ARTICLE I

WB

1.1 Seller hereby agrees to sell, assign, and convey to Purchaser, without representation, without recourse and without warranty (other than warranty of title and the representations and warranties in Section 1.2 below), expressed or implied, written or oral, in fact or by law, as expressly stated herein, and Purchaser hereby agrees to purchase, acquire, and assume from Seller, for the consideration herein stated, all of Seller's right, title, and interest in and to (i) the Loan Documents, (ii) the loan made by Seller to Borrower thereunder (the "Loan"), and (iii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of Seller (solely in its capacity as a lender under the Credit Agreement) against any Loan Party or third party, whether known or unknown, arising under or in connection with the Credit Agreement or any other Loan Document or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to this Agreement.

1.2 Representations and Warranties:

1.2.1 Seller represents and warrants to the Purchaser that Seller is the sole owner of and has good and marketable title to the Loan and the Loan Documents, free and clear of any taxes, liens, security interests, rights of third parties, equities, claims, demands and encumbrances.

1.2.2 Seller represents and warrants to the Purchaser that the outstanding balance of the Loan (including principal, interest, and fees) as of March 5, 2025 is $2,441,165.00.

1.2.3 Seller represents and warrants to the Purchaser that no promissory notes or similar instruments were executed by any Loan Party in connection with the Loan.

1.2.4 Seller represents and warrants to the Purchaser that the sale of the Loan and the Loan Documents is permitted under such Loan Documents and does not require the consent of any Loan Party or third party.

1.2.5 Other than the liens in favor of the Purchaser pursuant to that certain Loan and Security Agreement dated February 19, 2025 by and among the Loan Parties and the Purchaser, Seller represents and warrants to the Purchaser that Seller is not aware of nor has received notice from any Loan Party or any third party of any liens that would effect the Loan or the priority of the liens of Lender granted by the Loan Parties under the Security Agreement.

1.2.6 Each Party represents and warrants to the other Party that such Party has full power and authority to enter into this Agreement and to complete its undertakings herein, and that such Party's execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated hereby will not: (i) violate any provision of any of such Party's governing documents; (ii) conflict with, or result in a breach or violation of any contract or agreement to which such Party is a party, or (iii) to the knowledge of such Party, violate any order, law, rule, or regulation applicable to such Party or by which such Party may be bound.

1.2.7 Each Party represents and warrants to the other Party that this Agreement has been duly authorized by all necessary action of each Party, constitutes legal, valid, and binding obligations of such Party, and is enforceable against such Party.

1.2.8 Seller hereby agrees that, at any time and from time to time after the Effective Date, without further consideration, Seller shall duly execute, acknowledge and deliver all such further agreements, assignments, transfers, conveyances, powers of attorney and assurances, and will do or cause to be done all such further acts, each as may be required to more effectively convey, transfer to and vest in the Purchaser, and to put the Purchaser in possession of, the Loan and the Loan Documents, free and clear of all taxes, liens, security interests, rights of third parties, equities, claims, demands and encumbrances.

ARTICLE II

Purchase Price; Closing.

2.1 Payment of Purchase Price. At the consummation of the transactions contemplated herein ("Closing"), Purchaser shall pay Seller the amount of $1,500,000.00 (the "Purchase Price").

2.2 Closing shall occur on or before the 11th day of April, 2025.

ARTICLE III

Closing Obligation.

3.1 Seller's Closing Deliveries. At Closing, Seller shall deliver to Purchaser the following:

a. originals of the Loan Documents;

b. an endorsed Allonge, in the form set forth as Exhibit "B," attached hereto and incorporated herein by reference as if fully set forth herein, and all indebtedness associated therewith;

c. UCC-3 amendments to evidence the assignment of all UCC Filings relating to the Security Agreement, in the form set forth as Exhibit "C," attached hereto and incorporated herein by reference as if fully set forth herein; and

3.2 Purchaser's Closing Deliveries. At Closing, the Purchaser shall deliver to the Seller the Purchase Price in the form of a wire transfer

ARTICLE IV

Severability.

4.1 Severability. If any provision in this Agreement is, for any reason, held invalid, illegal or unenforceable in any respect, the invalidity, illegality or unenforceability of such provision will not be held to invalidate any other provision herein, and the remainder of this Agreement shall nevertheless survive and continue in full force and effect without being impaired or invalidated in any way.

ARTICLE V

WAZ

Miscellaneous Provisions.

5.1 Time is of the Essence. Time is of the essence in this Agreement; provided, however, but if the date of performance of any obligation under this Agreement falls on a day other than a business day (meaning Monday through Friday and with the exception of federally recognized holidays), such performance will not be due until the next business day thereafter occurring.

5.2 Parties Bound. The Terms and provisions of this Agreement will be binding upon, and will inure to the benefit of, any permitted successors and assigns hereunder. Permitted successors and assigns shall include any special purpose entity created by the Purchaser for the sole purchase of purchasing the Loan Documents and the Loan. Purchaser reserves its right to assign this Agreement to any affiliated entity.

5.3 Notices. Any notices required or permitted to be given under this Agreement will be in writing and will be deemed given if (i) delivered by hand; (ii) sent by recognized overnight courier (e.g. FedEx); or (iii) mailed by the U.S. Postal Service, certified or registered mail, return receipt requested, in a postage prepaid envelop, and addressed as follows:

If to Seller:

Alliance 2000, Ltd.
Attn: William A. Coskey
3 Dashwood Court
Austin, TX 78738
bill.coskey@gmail.com

with copy to:

Harold N. May
Hanszen Laporte, LLP
14201 Memorial Dr.
Houston, TX 77079
hmay@hanszenlaporte.com

If to Buyer:

Gulf Island Fabrication, Inc.
Attn: Richard Heo
2170 Buckthorne Place, Suite 420
The Woodlands, Texas 77380
wstockton@gulfisland.com

with copy to:

Mark A. Mintz

WAC

Jones Walker, LLP
811 Main Street, Suite 2900
Houston, Texas 77002
mmintz@joneswalker.com

Notices personally delivered or sent by overnight courier will be deemed given (whether actually received or not and whether accepted or refused) on the date of delivery or attempted delivery (as established by a receipt, tracking information or similar means); and notices sent via certified mail will be deemed given when delivered as established by the U.S. Postal Service return receipt.

5.4. ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE, SOLE AND ONLY AGREEMENTS OF SELLER AND PURCHASER WITH RESPECT TO THE SUBJECT MATTER HEREOF, EXCEPT AS OTHERWISE PROVIDED FOR HEREIN, AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS UNDERSTANDING OR WRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES RESPECTING THE SUBJECT MATTER OF THIS AGREEMENT. THIS AGREEMENT MAY NOT BE CHANGED EXCEPT BY WRITTEN AGREEMENT EXECUTED BY SELLER AND PURCHASER.

5.5 Captions. The headings in this Agreement are used for convenience only and are not to considered in interpreting or construing the meaning of any provision in this Agreement.

5.6 CHOICE OF LAW AND VENUE. THIS AGREEMENT WILL BE CONSTRUED, ENFORCED AND GOVERNED BY THE LAWS OF HARRIS COUNTY, THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. VENUE WILL BE MANDATORY IN HARRIS COUNTY, TEXAS, TO THE EXCLUSION OF ALL OTHER VENUES.

5.7 WAIVER OF RIGHT TO JURY TRIAL. THE PARTIES HERETO, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY KNOWINGLY, INTENTIONALLY, IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANYWAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF EITHER PARTY OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH EITHER PARTY, IN EACH OF THE FOREGOING CASES, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE.

5.8 Brokers. Purchaser and Seller represent to each other that they have dealt with no broker or other person in connection with the sale of the Loan Documents and the Loan in any manner which

might give rise to any claim for commissions or fees. It is agreed that if any claims for commissions or fees are ever made against the Seller or the Purchaser in connection with this transaction, all such claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim. The party against whom the claim for such commissions or fees is made shall indemnify and hold harmless the other party from any and all claims for such commissions or fees or other like payment based in any way upon agreements, arrangements, or understandings made or claimed to have been made by Purchaser or Seller with any third person.

5.9 Advice of Counsel: Inducement. The parties hereto acknowledge that they have had an opportunity to be advised of the facts bearing on the matters set forth in this Agreement and that each party has had the opportunity to be advised of their legal rights by an attorney of their choice and selection. Each party acknowledges that its duly authorized officer has read this Agreement in its entirety and fully understands its content and effect. Each party hereto acknowledges that this Agreement is being made as a free choice for each party.

5.10 Counterparts. Facsimile or other electronic signatures appearing hereon will be deemed originals. This agreement may be executed in more than one counterpart which when combined will be deemed an original for all purposes.

5.11 Legal Fees Recoverable. In the event of a breach of this Agreement resulting in litigation and/or other legal processes to enforce the rights and remedies of the non-breaching party, the non-breaching party shall be entitled to the recovery of its reasonable and necessary attorney's fees.

[Signature Page to Follow]

WAC

AGREED AND EFFECTIVE as of the Effective Date defined above.

SELLER

Alliance 2000. Ltd

By: William A Coskey, President of BHC Management Corp. the Sole General Partner of Alliance 2000, Ltd.
Date: APRIL 10, 2025

BUYER

Gulf Island Fabrication, Inc.

By: Richard Heo, CEO

STATE OF TEXAS §

COUNTY OF HARRIS §

This instrument was acknowledged before me on the 10 day of APRIL, 2025, by William A. Coskey in position of President of BHC Management Corp. the Sole General Partner of Alliance 2000, Ltd, on behalf of said entity.

NOTARY PUBLIC STATE OF TEXAS
DEMETRIUS TERRION HOLLINS
Notary ID #134789077
My Commission Expires
February 29, 2028

NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

STATE OF TEXAS §

COUNTY OF MONTGOMERY §

This instrument was acknowledged before me on the 14 day of APRIL 2025 by Richard Heo, CEO of Gulf Island Fabrication, Inc.

NOTARY PUBLIC STATE OF TEXAS
CYNTHIA M. COOK
My Notary ID # 132051571
Expires June 14, 2027

NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

[Signature and Notary Page for Loan Sale Agreement by and between Alliance 2000, Ltd and Gulf Island Fabrication, Inc.]

Exhibit "A"

Filed UCC-1 Financing Statements

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

Filed in the Office of	Initial Filing Number **2023324645-4**
(signature)	Filed On **June 15, 2023 02:14 PM**
Secretary of State State Of Nevada	Number of Pages **1**

A. NAME & PHONE OF CONTACT AT FILER (optional)
Cheri Olivo 713-226-6518

B. E-MAIL CONTACT AT FILER (optional)

C. Return acknowledgment to:

Capitol Corporate Services, Inc.
P.O. Box 3100 Carson City, NV 89702
800/899-0490

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME					
ENGlobal Corporation					
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX	
1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY	
Energy Tower III, 11740 Katy Freeway, Suite 1100	**Houston**	**TX**	**77079**	**USA**	

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME				
ALLIANCE 2000, LTD.				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
3 Dashwood Court	**The Hills**	**TX**	**78738**	**USA**

4. COLLATERAL: This financing statement covers the following collateral:

All assets wherever located, whether now owned or hereafter acquired, and all proceeds thereof.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box:
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
011591-0024 Credit Agreement (June 2023) **NV SOS**

STATE OF NEVADA

FRANCISCO V. AGUILAR
Secretary of State

GABRIEL DI CHIARA
Chief Deputy

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Filing Acknowledgement

June 15, 2023 02:14 PM

Work Order Number	**Initial Filing Number**
W2023061600695	2023324645-4
Filing Description	**Document Filing Number**
UCC-1	2023324645-4

Debtors

ENGLOBAL CORPORATION	ENERGY TOWER III, 11740 KATY FREEWAY, SUITE 1100 HOUSTON, TX 77079

Secured Parties

ALLIANCE 2000, LTD.	3 DASHWOOD COURT THE HILLS, TX 78738

The Nevada Secretary of State, Uniform Commercial Code Division has filed the attached documents. The filing number, date, and time are shown on each document. The filing number can be used to reference the document in the future.

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Porter Hedges LLP 713 226 6527

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)
Porter Hedges LLP
1000 Main St 36th Flr
Houston, TX 77002
USA

FILING NUMBER: 23-0026501605
FILING DATE: 06/15/2023 03:20 PM
DOCUMENT NUMBER: 1257675510004
FILED: Texas Secretary of State
IMAGE GENERATED ELECTRONICALLY FOR WEB FILING
THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME - Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
ENGlobal U.S., Inc.

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**
Energy Tower III, 11740 Katy Freeway, Suite 1100	Houston	TX	77079	USA

2. DEBTOR'S NAME - Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY) - Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
ALLIANCE 2000, LTD.

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**
3 Dashwood Court	The Hills	TX	78738	USA

4. COLLATERAL: This financing statement covers the following collateral:

All assets wherever located, whether now owned or hereafter acquired, and all proceeds thereof.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box.
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
011591-0024 Credit Agreement (June 2023) TX SOS

FILING OFFICE COPY

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Porter Hedges LLP 713 226 6527

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)
Porter Hedges LLP
1000 Main St 36th Flr
Houston, TX 77002
USA

FILING NUMBER: 23-0026500836
FILING DATE: 06/15/2023 03:17 PM
DOCUMENT NUMBER: 1257675510002
FILED: Texas Secretary of State
IMAGE GENERATED ELECTRONICALLY FOR WEB FILING
THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME - Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

	1a. ORGANIZATION'S NAME **ENGlobal Government Services, Inc.**				
OR	1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS **Energy Tower III, 11740 Katy Freeway, Suite 1100**		CITY **Houston**	STATE **TX**	POSTAL CODE **77079**	COUNTRY **USA**

2. DEBTOR'S NAME - Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

	2a. ORGANIZATION'S NAME				
OR	2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY) - Provide only one Secured Party name (3a or 3b)

	3a. ORGANIZATION'S NAME **ALLIANCE 2000, LTD.**				
OR	3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS **3 Dashwood Court**		CITY **The Hills**	STATE **TX**	POSTAL CODE **78738**	COUNTRY **USA**

4. COLLATERAL: This financing statement covers the following collateral:

All assets wherever located, whether now owned or hereafter acquired, and all proceeds thereof.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box.
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
011591-0024 Credit Agreement (June 2023) TX SOS

FILING OFFICE COPY

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Porter Hedges LLP 713 226 6527

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)
Porter Hedges LLP
1000 Main St 36th Flr
Houston, TX 77002
USA

FILING NUMBER: 23-0026501584
FILING DATE: 06/15/2023 03:18 PM
DOCUMENT NUMBER: 1257675510003
FILED: Texas Secretary of State
IMAGE GENERATED ELECTRONICALLY FOR WEB FILING
THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME - Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
ENGlobal Technologies, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
Energy Tower III, 11740 Katy Freeway, Suite 1100	**Houston**	**TX**	**77079**	**USA**

2. DEBTOR'S NAME - Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY) - Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
ALLIANCE 2000, LTD.

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
3 Dashwood Court	**The Hills**	**TX**	**78738**	**USA**

4. COLLATERAL: This financing statement covers the following collateral:

All assets wherever located, whether now owned or hereafter acquired, and all proceeds thereof.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box.
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
011591-0024 Credit Agreement (June 2023) TX SOS

FILING OFFICE COPY

Exhibit "B"

Form of Allonge

ALLONGE ENDORSEMENT

This Allonge Endorsement is attached to and made a part of that certain Amended and Restated Credit Agreement by and among Englobal Corporation, as borrower, the guarantors party thereto, as guarantors, and Alliance 2000, LTD., as lender, dated April 24, 2024, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated November 11, 2024.

Pay to the order of Gulf Island Fabrication, Inc. without recourse.

DATED: April ____, 2025

Alliance 2000, LTD
A Texas Limited Partnership

By: ___________________________

Its: ___________________________

Accepted: Gulf Island Fabrication, Inc.

[signature] ___________________________
Richard Heo, CEO

Exhibit "C"

UCC-3 Amendments

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT SUBMITTER (optional)
Harold May 713/522-9444

B. E-MAIL CONTACT AT SUBMITTER (optional)
hmay@hanszenlaporte.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Hanszen Laporte
14102 Memorial Dr
Houston, TX 77079

SEE BELOW FOR SECURED PARTY CONTACT INFORMATION

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2023324645-4

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13.

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Part(y)(ies) authorizing this Termination Statement

3. ☑ ASSIGNMENT: Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9; check ASSIGN Collateral box in Item 8 and describe the affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☑ Secured Party of record
AND Check one of these three boxes to: ☑ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

ALLIANCE 2000, LTD.

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
Gulf Island Fabrication, Inc.

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) — SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2170 Buckthorne Place, Suite 420	The Woodlands	TX	77380	USA

8. COLLATERAL CHANGE: Check only one box: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☑ ASSIGN* collateral

Indicate collateral:

*Check ASSIGN COLLATERAL only if the assignee's power to amend the record is limited to certain collateral and describe the collateral in Section 8

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Alliance 2000, LTD

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT SUBMITTER (optional)
Harold May 713/522-9444

B. E-MAIL CONTACT AT SUBMITTER (optional)
hmay@hanszenlaporte.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Hanszen Laporte
14102 Memorial Dr
Houston, TX 77079

SEE BELOW FOR SECURED PARTY CONTACT INFORMATION

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
23-0026501605

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13.

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Part(y)(ies) authorizing this Termination Statement

3. ☑ ASSIGNMENT: Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9; check ASSIGN Collateral box in Item 8 and describe the affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☑ Secured Party of record
AND Check one of these three boxes to: ☑ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME: ALLIANCE 2000, LTD.

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
Gulf Island Fabrication, Inc.

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2170 Buckthorne Place, Suite 420	The Woodlands	TX	77380	USA

8. COLLATERAL CHANGE: Check only one box: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☑ ASSIGN* collateral

Indicate collateral:

*Check ASSIGN COLLATERAL only if the assignee's power to amend the record is limited to certain collateral and describe the collateral in Section 8

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Alliance 2000, LTD

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT SUBMITTER (optional)
Harold May 713/522-9444

B. E-MAIL CONTACT AT SUBMITTER (optional)
hmay@hanszenlaporte.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Hanszen Laporte
14102 Memorial Dr
Houston, TX 77079

SEE BELOW FOR SECURED PARTY CONTACT INFORMATION

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
23-0026500836

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13.

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Part(y)(ies) authorizing this Termination Statement

3. ☑ ASSIGNMENT: Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9; check ASSIGN Collateral box in Item 8 and describe the affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. PARTY INFORMATION CHANGE:

Check one of these two boxes: This Change affects ☐ Debtor or ☑ Secured Party of record

AND Check one of these three boxes to: ☑ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

ALLIANCE 2000, LTD.

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
Gulf Island Fabrication, Inc.

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2170 Buckthorne Place, Suite 420	The Woodlands	TX	77380	USA

8. COLLATERAL CHANGE: Check only one box: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☑ ASSIGN* collateral

Indicate collateral:

*Check ASSIGN COLLATERAL only if the assignee's power to amend the record is limited to certain collateral and describe the collateral in Section 8

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Alliance 2000, LTD

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT SUBMITTER (optional)
Harold May 713/522-9444

B. E-MAIL CONTACT AT SUBMITTER (optional)
hmay@hanszenlaporte.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Hanszen Laporte
14102 Memorial Dr
Houston, TX 77079

SEE BELOW FOR SECURED PARTY CONTACT INFORMATION

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
23-0026501584

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13.

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Part(y)(ies) authorizing this Termination Statement

3. ☑ ASSIGNMENT: Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9; check ASSIGN Collateral box in Item 8 and describe the affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☑ Secured Party of record
AND Check one of these three boxes to: ☑ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

ALLIANCE 2000, LTD.

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
Gulf Island Fabrication, Inc.

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2170 Buckthorne Place, Suite 420	The Woodlands	TX	77380	USA

8. COLLATERAL CHANGE: Check only one box: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☑ ASSIGN* collateral

Indicate collateral:

*Check ASSIGN COLLATERAL only if the assignee's power to amend the record is limited to certain collateral and describe the collateral in Section 8

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Alliance 2000, LTD

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:

ALLONGE ENDORSEMENT

This Allonge Endorsement is attached to and made a part of that certain Amended and Restated Credit Agreement by and among Englobal Corporation, as borrower, the guarantors party thereto, as guarantors, and Alliance 2000, LTD., as lender, dated April 24, 2024, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated November 11, 2024.

Pay to the order of Gulf Island Fabrication, Inc. without recourse.

DATED: April 10TH, 2025

Alliance 2000, LTD
A Texas Limited Partnership

By: ______, PRESIDENT

Its: BAC MANGEMENT CORP, G.P.

Accepted: Gulf Island Fabrication, Inc.

______

Richard Heo, CEO